Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate for the company’s domestic segments and a 30% tax rate for its Australia Mortgage Insurance segment and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 40).

In the second quarter of 2020, the company recorded a goodwill impairment of $3 million, net of the portion attributable to noncontrolling interests, in its Australia mortgage insurance business.

During 2020, the company repurchased $84 million principal amount of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes with 2021 maturity dates for a pre-tax gain of $3 million and $1 million in the second and first quarters of 2020, respectively. In January 2020, the company paid a pre-tax make-whole expense of $9 million related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in June 2020 and Rivermont Life Insurance Company I, the company’s indirect wholly-owned special purpose consolidated captive insurance subsidiary, early redeemed all of its $315 million outstanding non-recourse funding obligations originally due in 2050 resulting in a pre-tax loss of $4 million from the write-off of deferred borrowing costs. These transactions were excluded from adjusted operating income (loss) as they relate to gains (losses) on the early extinguishment of debt.

The company recorded a pre-tax expense of $1 million in each of the fourth, second and first quarters of 2020 and $4 million in the first quarter of 2019 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 42 and 43 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its international businesses at their local jurisdictional tax rates and its domestic businesses at the U.S. corporate federal income tax rate of 21%. The company’s segment tax methodology applies the respective jurisdictional or domestic tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign withholding taxes and permanent differences between U.S. GAAP and local tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the company’s U.S. mortgage insurance business is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans the company insures. Insurance in-force for the company’s Australia mortgage insurance business is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the company’s U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. Risk in-force in the Australia mortgage insurance business is computed using an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance business in Australia. The company also has certain risk share arrangements in Australia where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,893	$10,615	$10,196	$10,634	$10,752
Total accumulated other comprehensive income	4,425	4,141	4,447	3,815	3,433

Total Genworth Financial, Inc.’s stockholders’ equity	$15,318	$14,756	$14,643	$14,449	$14,185

Book value per share	$30.28	$29.19	$28.96	$28.61	$28.17
Book value per share, excluding accumulated other comprehensive income	$21.54	$20.99	$20.17	$21.05	$21.35
Common shares outstanding as of the balance sheet date	505.8	505.6	505.6	505.1	503.5

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
U.S. GAAP Basis ROE	1.7%	(1.0)%	(4.8)%	1.0%	3.2%
Operating ROE(1)	3.0%	1.6%	1.5%	3.3%	3.9%

	Three months ended
Quarterly Average ROE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
U.S. GAAP Basis ROE	9.9%	15.7%	(16.9)%	(2.5)%	(0.6)%
Operating ROE(1)	6.4%	5.0%	(0.8)%	1.2%	0.9%

Basic and Diluted Shares	Three months ended December 31, 2020	Twelve months ended December 31, 2020
Weighted-average common shares used in basic earnings per share calculations	505.6	505.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	6.9	6.4

Weighted-average common shares used in diluted earnings per share calculations	512.5	511.6

(1)	See page 42 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,042	$1,034	$1,019	$1,015	$4,110	$1,033	$1,015	$1,001	$988	$4,037
Net investment income	854	827	786	793	3,260	794	816	816	794	3,220
Net investment gains (losses)	176	375	159	(152)	558	23	(2)	(46)	75	50
Policy fees and other income	191	184	174	181	730	188	191	223	187	789

Total revenues	2,263	2,420	2,138	1,837	8,658	2,038	2,020	1,994	2,044	8,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,245	1,299	1,486	1,361	5,391	1,346	1,284	1,251	1,282	5,163
Interest credited	132	137	139	141	549	138	146	146	147	577
Acquisition and operating expenses, net of deferrals	267	249	223	249	988	249	247	229	237	962
Amortization of deferred acquisition costs and intangibles	182	101	93	116	492	164	112	84	81	441
Goodwill impairment	—	—	5	—	5	—	—	—	—	—
Interest expense	57	49	44	52	202	60	59	60	60	239

Total benefits and expenses	1,883	1,835	1,990	1,919	7,627	1,957	1,848	1,770	1,807	7,382

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	380	585	148	(82)	1,031	81	172	224	237	714
Provision (benefit) for income taxes	84	150	46	(10)	270	26	34	66	69	195

INCOME (LOSS) FROM CONTINUING OPERATIONS	296	435	102	(72)	761	55	138	158	168	519
Income (loss) from discontinued operations, net of taxes(1)	(30)	1	(520)	—	(549)	(31)	(80)	60	62	11

NET INCOME (LOSS)	266	436	(418)	(72)	212	24	58	218	230	530
Less: net income (loss) from continuing operations attributable to noncontrolling interests	(1)	18	23	(6)	34	19	10	15	20	64
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	22	30	35	36	123

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$267	$418	$(441)	$(66)	$178	$(17)	$18	$168	$174	$343

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$297	$417	$79	$(66)	$727	$36	$128	$143	$148	$455
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(30)	1	(520)	—	(549)	(53)	(110)	25	26	(112)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$267	$418	$(441)	$(66)	$178	$(17)	$18	$168	$174	$343

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.59	$0.83	$0.16	$(0.13)	$1.44	$0.07	$0.25	$0.29	$0.29	$0.90
Diluted	$0.58	$0.82	$0.15	$(0.13)	$1.42	$0.07	$0.25	$0.28	$0.29	$0.89
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.53	$0.83	$(0.87)	$(0.13)	$0.35	$(0.03)	$0.04	$0.33	$0.35	$0.68
Diluted	$0.52	$0.82	$(0.86)	$(0.13)	$0.35	$(0.03)	$0.04	$0.33	$0.34	$0.67
Weighted-average common shares outstanding
Basic	505.6	505.6	505.4	504.3	505.2	503.5	503.5	503.4	501.2	502.9
Diluted(2)	512.5	511.5	512.5	504.3	511.6	510.4	511.2	508.7	508.6	509.7

(1)

Income (loss) from discontinued operations relates to the company’s former Canada mortgage insurance business that was sold on December 12, 2019 and its former lifestyle protection insurance business that was sold on December 1, 2015. In July 2020, the company reached a settlement agreement with AXA S.A. (AXA) regarding a dispute over payment protection insurance claims sold by the company’s former lifestyle protection insurance business and issued a secured promissory note to AXA. During the fourth quarter of 2020, the company recorded a loss of $26 million attributable to changes in foreign exchange rates, unfavorable tax charges of $17 million and other expenses of $8 million, mostly consisting of interest expense attributable to the promissory note owed to AXA. These losses were partially offset by derivative hedge gains of $21 million associated with foreign currency forward contracts entered into to mitigate the company’s exposure to the installment payments to be made in British Pounds in 2022. During the third quarter of 2020, based on an updated estimate, the company reduced a liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business which resulted in a benefit of $23 million. In addition, during the third quarter of 2020, the company recognized a loss of $22 million attributable to changes in foreign exchange rates on balances owed to AXA, along with interest expense and other legal fees and expenses. During the second quarter of 2020, the company recorded an after-tax loss of $520 million in connection with the settlement agreement, including legal fees and other expenses. During the fourth quarter of 2019, the company also recorded an after-tax loss of $110 million prior to reaching the settlement agreement with AXA.

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$267	$418	$(441)	$(66)	$178	$(17)	$18	$168	$174	$343
Add: net income (loss) from continuing operations attributable to noncontrolling interests	(1)	18	23	(6)	34	19	10	15	20	64
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	22	30	35	36	123

NET INCOME (LOSS)	266	436	(418)	(72)	212	24	58	218	230	530
Less: income (loss) from discontinued operations, net of taxes	(30)	1	(520)	—	(549)	(31)	(80)	60	62	11

INCOME (LOSS) FROM CONTINUING OPERATIONS	296	435	102	(72)	761	55	138	158	168	519
Less: net income (loss) from continuing operations attributable to noncontrolling interests	(1)	18	23	(6)	34	19	10	15	20	64

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	297	417	79	(66)	727	36	128	143	148	455

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(160)	(362)	(131)	115	(538)	(17)	(5)	43	(71)	(50)
Goodwill impairment, net(2)	—	—	3	—	3	—	—	—	—	—
(Gains) losses on early extinguishment of debt	—	—	(3)	12	9	—	—	—	—	—
Expenses related to restructuring	1	—	1	1	3	—	—	—	4	4
Taxes on adjustments	35	77	30	(29)	113	5	—	(8)	14	11

ADJUSTED OPERATING INCOME (LOSS)	$173	$132	$(21)	$33	$317	$24	$123	$178	$95	$420

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$95	$141	$(3)	$148	$381	$160	$137	$147	$124	$568
Australia Mortgage Insurance segment	(16)	7	1	9	1	12	12	13	14	51
U.S. Life Insurance segment:
Long-Term Care Insurance	129	59	48	1	237	19	21	37	(20)	57
Life Insurance	(20)	(69)	(81)	(77)	(247)	(164)	(25)	10	(2)	(181)
Fixed Annuities	20	24	28	6	78	30	3	19	17	69

Total U.S. Life Insurance segment	129	14	(5)	(70)	68	(115)	(1)	66	(5)	(55)

Runoff segment	13	19	24	(13)	43	17	10	9	20	56
Corporate and Other	(48)	(49)	(38)	(41)	(176)	(50)	(35)	(57)	(58)	(200)

ADJUSTED OPERATING INCOME (LOSS)	$173	$132	$(21)	$33	$317	$24	$123	$178	$95	$420

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.53	$0.83	$(0.87)	$(0.13)	$0.35	$(0.03)	$0.04	$0.33	$0.35	$0.68
Diluted	$0.52	$0.82	$(0.86)	$(0.13)	$0.35	$(0.03)	$0.04	$0.33	$0.34	$0.67
Adjusted operating income (loss) per share
Basic	$0.34	$0.26	$(0.04)	$0.07	$0.63	$0.05	$0.25	$0.35	$0.19	$0.84
Diluted	$0.34	$0.26	$(0.04)	$0.07	$0.62	$0.05	$0.24	$0.35	$0.19	$0.82
Weighted-average common shares outstanding
Basic	505.6	505.6	505.4	504.3	505.2	503.5	503.5	503.4	501.2	502.9
Diluted(3)	512.5	511.5	512.5	504.3	511.6	510.4	511.2	508.7	508.6	509.7

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 40 for reconciliation).

(2)

For the three months ended June 30, 2020, goodwill impairment was adjusted by $2 million related to the company’s mortgage insurance business in Australia for the portion attributable to noncontrolling interests.

(3)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$65,790	$64,416	$63,544	$59,051	$60,339
Equity securities, at fair value	476	629	206	188	239
Commercial mortgage loans(2)	6,774	6,911	6,945	6,944	6,976
Less: Allowance for credit losses	(31)	(31)	(28)	(29)	(13)

Commercial mortgage loans, net	6,743	6,880	6,917	6,915	6,963
Policy loans	1,978	2,153	2,182	2,052	2,058
Other invested assets	2,253	2,402	2,473	2,465	1,632

Total investments	77,240	76,480	75,322	70,671	71,231
Cash, cash equivalents and restricted cash	2,656	2,780	2,597	2,483	3,341
Accrued investment income	671	650	601	707	654
Deferred acquisition costs	1,529	1,623	1,718	1,898	1,836
Intangible assets and goodwill	200	209	223	263	201
Reinsurance recoverable	16,864	16,832	16,944	17,122	17,103
Less: Allowance for credit losses	(45)	(44)	(44)	(42)	—

Reinsurance recoverable, net	16,819	16,788	16,900	17,080	17,103
Other assets	444	445	454	456	443
Deferred tax asset	107	250	286	319	425
Separate account assets	6,081	5,700	5,536	4,967	6,108

Total assets	$105,747	$104,925	$103,637	$98,844	$101,342

(1)

Amortized cost of $55,676 million, $55,252 million, $54,834 million and $54,136 million as of December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively, and allowance for credit losses of $4 million, $5 million, $7 million and $— as of December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$42,695	$41,995	$41,463	$39,339	$40,384
Policyholder account balances	21,503	22,731	22,921	22,313	22,217
Liability for policy and contract claims	11,817	11,373	11,280	11,132	10,958
Unearned premiums	1,968	1,846	1,804	1,722	1,893
Other liabilities(1)	1,718	1,913	2,033	1,645	1,386
Non-recourse funding obligations	—	—	—	—	311
Long-term borrowings	3,548	3,570	2,817	2,851	3,277
Separate account liabilities	6,081	5,700	5,536	4,967	6,108
Liabilities related to discontinued operations(1),(2)	597	565	695	41	176

Total liabilities	89,927	89,693	88,549	84,010	86,710

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,008	11,997	11,996	11,993	11,990
Accumulated other comprehensive income (loss)	4,425	4,141	4,447	3,815	3,433
Retained earnings	1,584	1,317	899	1,340	1,461
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,318	14,756	14,643	14,449	14,185
Noncontrolling interests	502	476	445	385	447

Total equity	15,820	15,232	15,088	14,834	14,632

Total liabilities and equity	$105,747	$104,925	$103,637	$98,844	$101,342

(1)	Certain liability balances have been reclassified to conform to the current period presentation.
(2)

Liabilities related to discontinued operations as of December 31, 2020, September 30, 2020 and June 30, 2020 relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business. The company also recorded a contingent liability as of December 31, 2019 prior to reaching the settlement agreement with AXA. Liabilities related to discontinued operations also includes an unrelated liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2020
	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,528	$2,650	$67,149	$2,786	$2,454	$80,567
Deferred acquisition costs and intangible assets	44	85	1,448	142	10	1,729
Reinsurance recoverable, net	—	—	16,122	697	—	16,819
Deferred tax and other assets	55	149	(48)	29	366	551
Separate account assets	—	—	—	6,081	—	6,081

Total assets	$5,627	$2,884	$84,671	$9,735	$2,830	$105,747

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$42,693	$2	$—	$42,695
Policyholder account balances	—	—	18,385	3,118	—	21,503
Liability for policy and contract claims	555	331	10,908	12	11	11,817
Unearned premiums	307	1,193	465	3	—	1,968
Other liabilities	121	205	715	42	635	1,718
Borrowings	738	145	—	—	2,665	3,548
Separate account liabilities	—	—	—	6,081	—	6,081
Liabilities related to discontinued operations	—	—	—	—	597	597

Total liabilities	1,721	1,874	73,166	9,258	3,908	89,927

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,696	443	7,352	437	(1,035)	10,893
Allocated accumulated other comprehensive income (loss)	210	65	4,153	40	(43)	4,425

Total Genworth Financial, Inc.’s stockholders’ equity	3,906	508	11,505	477	(1,078)	15,318
Noncontrolling interests	—	502	—	—	—	502

Total equity	3,906	1,010	11,505	477	(1,078)	15,820

Total liabilities and equity	$5,627	$2,884	$84,671	$9,735	$2,830	$105,747

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2020
	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,394	$2,384	$66,549	$3,320	$2,263	$79,910
Deferred acquisition costs and intangible assets	49	82	1,546	145	10	1,832
Reinsurance recoverable, net	—	—	16,065	723	—	16,788
Deferred tax and other assets	51	135	48	13	448	695
Separate account assets	—	—	—	5,700	—	5,700

Total assets	$5,494	$2,601	$84,208	$9,901	$2,721	$104,925

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$41,993	$2	$—	$41,995
Policyholder account balances	—	—	19,158	3,573	—	22,731
Liability for policy and contract claims	474	238	10,642	11	8	11,373
Unearned premiums	328	1,052	462	4	—	1,846
Other liabilities	130	188	980	48	567	1,913
Borrowings	738	169	—	—	2,663	3,570
Separate account liabilities	—	—	—	5,700	—	5,700
Liabilities related to discontinued operations	—	—	—	—	565	565

Total liabilities	1,670	1,647	73,235	9,338	3,803	89,693

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,640	443	7,043	530	(1,041)	10,615
Allocated accumulated other comprehensive income (loss)	184	35	3,930	33	(41)	4,141

Total Genworth Financial, Inc.’s stockholders’ equity	3,824	478	10,973	563	(1,082)	14,756
Noncontrolling interests	—	476	—	—	—	476

Total equity	3,824	954	10,973	563	(1,082)	15,232

Total liabilities and equity	$5,494	$2,601	$84,208	$9,901	$2,721	$104,925

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Total
Unamortized balance as of September 30, 2020	$33	$38	$2,794	$154	$3,019
Costs deferred	4	3	(1)	—	6
Amortization, net of interest accretion(1)	(8)	(3)	(164)	(3)	(178)
Impact of foreign currency translation	—	4	—	—	4

Unamortized balance as of December 31, 2020	29	42	2,629	151	2,851
Effect of accumulated net unrealized investment (gains) losses	—	—	(1,310)	(12)	(1,322)

Balance as of December 31, 2020	$29	$42	$1,319	$139	$1,529

(1)	Amortization, net of interest accretion, includes a $63 million DAC impairment in the company’s universal life insurance products due principally to lower estimated future gross profits.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$251	$251	$243	$226	$971	$237	$219	$206	$194	$856
Net investment income	35	34	31	33	133	30	31	28	28	117
Net investment gains (losses)	(1)	(2)	(1)	—	(4)	1	—	—	—	1
Policy fees and other income	2	1	1	2	6	1	1	1	1	4

Total revenues	287	284	274	261	1,106	269	251	235	223	978

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	89	45	228	19	381	11	23	—	16	50
Acquisition and operating expenses, net of deferrals	55	54	47	50	206	50	51	44	46	191
Amortization of deferred acquisition costs and intangibles	10	3	4	4	21	4	3	4	4	15
Interest expense	12	6	—	—	18	—	—	—	—	—

Total benefits and expenses	166	108	279	73	626	65	77	48	66	256

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	121	176	(5)	188	480	204	174	187	157	722
Provision (benefit) for income taxes	26	37	(1)	40	102	43	37	40	33	153

INCOME (LOSS) FROM CONTINUING OPERATIONS	95	139	(4)	148	378	161	137	147	124	569

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	1	2	1	—	4	(1)	—	—	—	(1)
Taxes on adjustments	(1)	—	—	—	(1)	—	—	—	—	—

ADJUSTED OPERATING INCOME (LOSS)	$95	$141	$(3)	$148	$381	$160	$137	$147	$124	$568

SALES:
Primary New Insurance Written (NIW)	$27,000	$26,600	$28,400	$17,900	$99,900	$18,100	$18,900	$15,800	$9,600	$62,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Primary New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2020								2019
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Product
Monthly	$24,700	92%	$23,400	88%	$25,800	91%	$16,200	91%	$16,200	89%	$16,500	87%	$13,800	87%	$8,200	85%
Single	2,200	8	3,100	12	2,500	9	1,500	8	1,800	10	2,100	11	1,800	12	1,300	14
Other(1)	100	—	100	—	100	—	200	1	100	1	300	2	200	1	100	1

Total Primary	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

Origination
Purchase	$17,800	66%	$20,000	75%	$17,400	61%	$12,000	67%	$12,900	71%	$14,900	79%	$13,900	88%	$8,600	90%
Refinance	9,200	34	6,600	25	11,000	39	5,900	33	5,200	29	4,000	21	1,900	12	1,000	10

Total Primary	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

FICO Scores
Over 760	$10,500	39%	$11,300	43%	$12,300	43%	$7,500	42%	$7,400	41%	$7,600	40%	$6,100	39%	$3,700	39%
740-759	4,300	16	4,100	15	4,800	17	3,200	18	3,200	18	3,300	17	2,500	16	1,600	17
720-739	4,000	15	3,500	13	4,200	15	2,600	14	2,800	15	2,700	14	2,300	15	1,400	15
700-719	3,600	13	3,100	12	3,300	11	2,200	12	2,300	13	2,300	12	2,100	13	1,200	12
680-699	2,700	10	2,400	9	2,200	8	1,500	8	1,500	8	1,800	10	1,600	10	900	9
660-679(2)	1,100	4	1,300	5	900	3	500	3	500	3	700	4	600	4	400	4
640-659	600	2	600	2	500	2	300	2	300	2	300	2	400	2	300	3
620-639	200	1	300	1	200	1	100	1	100	—	200	1	200	1	100	1
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Primary	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

Loan-To-Value Ratio
95.01% and above	$2,900	11%	$3,700	14%	$3,200	11%	$1,800	10%	$2,000	11%	$2,900	16%	$2,900	18%	$1,800	19%
90.01% to 95.00%	11,100	41	11,700	44	12,300	43	7,700	43	7,900	44	8,000	42	6,900	44	4,200	44
85.01% to 90.00%	8,100	30	7,100	27	8,100	29	5,500	31	5,600	31	5,500	29	4,300	27	2,500	26
85.00% and below	4,900	18	4,100	15	4,800	17	2,900	16	2,600	14	2,500	13	1,700	11	1,100	11

Total Primary	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

Debt-To-Income Ratio
45.01% and above	$3,100	11%	$3,100	12%	$4,000	14%	$3,500	20%	$3,800	21%	$4,000	21%	$3,600	23%	$2,200	23%
38.01% to 45.00%	10,200	38	9,900	37	9,600	34	6,000	33	6,100	34	6,300	33	5,500	35	3,400	35
38.00% and below	13,700	51	13,600	51	14,800	52	8,400	47	8,200	45	8,600	46	6,700	42	4,000	42

Total Primary	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$229	$240	$217	$208	$894	$208	$213	$204	$193	$818

Primary Insurance In-Force(1)	$207,900	$203,000	$197,000	$188,000		$181,800	$176,100	$168,000	$160,500

Risk In-Force
Primary(2)	$52,475	$51,393	$49,868	$47,740		$46,246	$44,903	$42,936	$41,040
Pool	146	156	169	179		188	201	210	219

Total Risk In-Force	$52,621	$51,549	$50,037	$47,919		$46,434	$45,104	$43,146	$41,259

Expense Ratio (Net Earned Premiums)(3)	26%	23%	21%	24%	23%	23%	24%	24%	25%	24%

Primary Persistency(1)	57%	59%	59%	74%	59%	72%	75%	79%	84%	76%

Combined Risk To Capital Ratio(4)	12.1:1	12.1:1	12.0:1	12.2:1		12.2:1	11.9:1	11.8:1	11.9:1

GMICO Risk To Capital Ratio(4),(5)	12.3:1	12.3:1	12.2:1	12.4:1		12.5:1	12.1:1	12.1:1	12.1:1

PMIERs Available Assets(6)	$4,588	$4,451	$4,218	$3,974		$3,811	$3,833	$3,600	$3,457

PMIERs Required Assets(6)	$3,359	$3,377	$2,943	$2,803		$2,754	$2,972	$2,927	$2,809

Available Assets Above PMIERs Requirements(6)	$1,229	$1,074	$1,275	$1,171		$1,057	$861	$673	$648

PMIERs Sufficiency Ratio(6)	137%	132%	143%	142%		138%	129%	123%	123%

Average Primary Loan Size (in thousands)(1)	$225	$222	$220	$217		$214	$211	$208	$205

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

In the fourth quarter of 2020, the company revised the presentation of its U.S. mortgage insurance segment’s primary insurance in-force to represent aggregate unpaid principal balance for loans the company insures. Prior period amounts have been reclassified to conform to the current period presentation. Original loan balances are primarily used to determine premiums.

(2)

Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)	Genworth Mortgage Insurance Corporation (GMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within the published PMIERs. The current period PMIERs sufficiency is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the U.S. mortgage insurance business which remain in effect until certain conditions are met. These restrictions currently require GMICO to maintain 115% of published PMIERs minimum required assets among other restrictions.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)	$47.2	$55.6	$47.1	$45.0		$39.2	$44.2	$45.4	$49.0

Average Reserve Per Primary Delinquency (in thousands)(1)	$11.5	$8.8	$7.1	$13.1		$12.5	$13.8	$14.7	$15.5

Reserves:
Primary direct case	$517	$436	$379	$202		$205	$217	$223	$247
All other(2)	38	38	60	28		28	30	31	33

Total Reserves	$555	$474	$439	$230		$233	$247	$254	$280

Beginning Reserves	$474	$439	$230	$233	$233	$247	$254	$280	$296	$296
Paid claims	(8)	(10)	(19)	(22)	(59)	(25)	(30)	(26)	(32)	(113)
Increase in reserves	89	45	228	19	381	11	23	—	16	50

Ending Reserves	$555	$474	$439	$230	$555	$233	$247	$254	$280	$233

Loss Ratio(3)	35%	18%	94%	8%	39%	4%	11%	—%	8%	6%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary direct case reserves divided by primary delinquency count.
(2)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(3)

The ratio of benefits and other changes in policy reserves to net earned premiums. The company recorded a favorable reserve adjustment of $13 million and a favorable adjustment to net earned premiums of $14 million in the fourth quarter of 2019, which reduced the loss ratio by six percentage points for the three months ended December 31, 2019. The company also recorded a favorable reserve adjustment of $10 million in the second quarter of 2019, which reduced the loss ratio by five percentage points for the three months ended June 30, 2019. These adjustments reduced the loss ratio by three percentage points for the twelve months ended December 31, 2019.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	924,624	913,974	896,232	868,111		851,070	833,215	808,428	782,471
Primary delinquent loans	44,904	49,692	53,587	15,417		16,392	15,758	15,227	15,934
Primary delinquency rate	4.86%	5.44%	5.98%	1.78%		1.93%	1.89%	1.88%	2.04%

Beginning Number of Primary Delinquencies	49,692	53,587	15,417	16,392	16,392	15,758	15,227	15,934	16,860	16,860
New delinquencies	11,923	16,664	48,373	8,114	85,074	8,659	8,547	7,606	8,424	33,236
Delinquency cures	(16,548)	(20,404)	(9,795)	(8,649)	(55,396)	(7,464)	(7,382)	(7,791)	(8,726)	(31,363)
Paid claims	(152)	(152)	(404)	(440)	(1,148)	(558)	(631)	(515)	(619)	(2,323)
Rescissions and claim denials	(11)	(3)	(4)	—	(18)	(3)	(3)	(7)	(5)	(18)

Ending Number of Primary Delinquencies	44,904	49,692	53,587	15,417	44,904	16,392	15,758	15,227	15,934	16,392

Composition of Cures
Reported delinquent and cured-intraquarter	1,433	1,939	3,992	2,236		1,700	1,818	1,621	2,339
Number of missed payments delinquent prior to cure:
3 payments or less	5,567	13,022	4,522	4,850		4,390	4,110	4,510	4,786
4 - 11 payments	9,347	5,239	1,122	1,389		1,167	1,215	1,417	1,323
12 payments or more	201	204	159	174		207	239	243	278

Total	16,548	20,404	9,795	8,649		7,464	7,382	7,791	8,726

Primary Delinquencies by Missed Payment Status
3 payments or less	10,484	13,904	43,158	7,650		8,618	8,294	7,704	7,768
4 - 11 payments	30,324	32,366	7,448	4,909		4,876	4,360	4,197	4,700
12 payments or more	4,096	3,422	2,981	2,858		2,898	3,104	3,326	3,466

Primary Delinquencies	44,904	49,692	53,587	15,417		16,392	15,758	15,227	15,934

	December 31, 2020
Primary Delinquencies and Percentage Reserved by Payment Status	Direct Case Reserves(1)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$43	$549	8%
4 - 11 payments in default	331	1,853	18%
12 payments or more in default	143	204	70%

Total	$517	$2,606	20%

	December 31, 2019
Primary Delinquencies and Percentage Reserved by Payment Status	Direct Case Reserves(1)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$28	$386	7%
4 - 11 payments in default	78	225	35%
12 payments or more in default	99	146	68%

Total	$205	$757	27%

(1)	Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	December 31, 2020
Policy Year	Average Rate(1)	% of Direct Case Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.12%	3%	$708	—%	$202	—%	16.82%
2005 to 2008	5.50%	25	10,614	5	2,716	5	13.35%
2009 to 2012	4.25%	1	1,210	1	320	1	6.31%
2013	4.14%	1	1,820	1	512	1	4.84%
2014	4.46%	3	3,699	2	999	2	6.06%
2015	4.16%	5	7,887	4	2,104	4	5.66%
2016	3.88%	9	15,385	7	4,063	8	5.46%
2017	4.25%	12	16,289	8	4,180	8	6.51%
2018	4.76%	14	17,235	8	4,322	8	7.70%
2019	4.20%	19	39,463	19	9,840	19	5.60%
2020	3.29%	8	93,637	45	23,217	44	1.09%

Total	3.89%	100%	$207,947	100%	$52,475	100%	4.86%

	December 31, 2020		September 30, 2020		December 31, 2019
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force(3)	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$9,279	18%	$9,196	18%	$8,365	18%
90.01% to 95.00%	26,774	51	26,403	51	23,953	52
80.01% to 90.00%	16,401	31	15,772	31	13,903	30
80.00% and below	21	—	22	—	25	—

Total	$52,475	100%	$51,393	100%	$46,246	100%

	December 31, 2020		September 30, 2020		December 31, 2019
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$19,691	37%	$19,549	38%	$17,606	38%
740-759	8,497	16	8,424	16	7,685	17
720-739	7,673	15	7,489	15	6,717	14
700-719	6,579	12	6,288	12	5,464	12
680-699	5,100	10	4,864	9	4,286	9
660-679(4)	2,442	5	2,331	5	2,113	5
640-659	1,472	3	1,423	3	1,322	3
620-639	737	1	725	1	709	1
<620	284	1	300	1	344	1

Total	$52,475	100%	$51,393	100%	$46,246	100%

(1)	Average annual mortgage interest rate weighted by insurance in-force.
(2)	Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.
(3)

In the third quarter of 2020, the company revised the product descriptions in its U.S. Mortgage Insurance segment to conform with industry convention and certain regulatory definitions, including classifications under PMIERs. Primary risk in-force by loan-to-value ratio as of December 31, 2019 has been reclassified to conform to the current year presentation.

(4)	Loans with unknown FICO scores are included in the 660-679 category.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income (Loss) and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$72	$71	$62	$69	$274	$72	$77	$80	$83	$312
Net investment income	7	7	8	10	32	11	13	15	16	55
Net investment gains (losses)	29	24	66	(53)	66	19	(9)	1	12	23
Policy fees and other income	—	—	—	1	1	—	1	—	(1)	—

Total revenues	108	102	136	27	373	102	82	96	110	390

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	88	26	39	24	177	22	28	26	28	104
Acquisition and operating expenses, net of deferrals	20	19	18	17	74	18	17	17	17	69
Amortization of deferred acquisition costs and intangibles	8	7	6	8	29	6	9	9	9	33
Goodwill impairment	—	—	5	—	5	—	—	—	—	—
Interest expense	2	2	2	1	7	2	2	2	2	8

Total benefits and expenses	118	54	70	50	292	48	56	54	56	214

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(10)	48	66	(23)	81	54	26	42	54	176
Provision (benefit) for income taxes	(4)	15	20	(7)	24	16	8	13	16	53

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6)	33	46	(16)	57	38	18	29	38	123
Less: net income (loss) from continuing operations attributable to noncontrolling interests	(1)	18	23	(6)	34	19	10	15	20	64

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(5)	15	23	(10)	23	19	8	14	18	59
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(16)	(12)	(34)	27	(35)	(10)	5	(1)	(6)	(12)
Goodwill impairment, net(2)	—	—	3	—	3	—	—	—	—	—
Taxes on adjustments	5	4	9	(8)	10	3	(1)	—	2	4

ADJUSTED OPERATING INCOME (LOSS)(3)	$(16)	$7	$1	$9	$1	$12	$12	$13	$14	$51

SALES:
New Insurance Written (NIW)
Flow	$6,700	$5,500	$4,400	$4,100	$20,700	$4,900	$4,600	$3,700	$3,400	$16,600
Bulk	600	100	100	200	1,000	400	—	1,200	500	2,100

Total Australia NIW(4),(5)	$7,300	$5,600	$4,500	$4,300	$21,700	$5,300	$4,600	$4,900	$3,900	$18,700

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$(29)	$(24)	$(66)	$53	$(66)	$(19)	$9	$(1)	$(12)	$(23)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	13	12	32	(26)	31	9	(4)	—	6	11

Net investment (gains) losses, net	$(16)	$(12)	$(34)	$27	$(35)	$(10)	$5	$(1)	$(6)	$(12)

(2)	For the three months ended June 30, 2020, goodwill impairment was adjusted by $2 million for the portion attributable to noncontrolling interests.
(3)

Adjusted operating income (loss) for the Australian platform adjusted for foreign exchange as compared to the prior year period was $(15) million and $3 million for the three and twelve months ended December 31, 2020, respectively.

(4)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,900 million and $21,900 million for the three and twelve months ended December 31, 2020, respectively.

(5)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$130	$91	$70	$62	$353	$92	$70	$58	$52	$272
Loss Ratio(1)	122%	37%	63%	34%	65%	30%	36%	34%	34%	33%
Expense Ratio (Net Earned Premiums)(2)	38%	37%	47%	36%	39%	34%	34%	33%	31%	33%
Expense Ratio (Net Premiums Written)(3)	21%	29%	41%	40%	30%	26%	38%	44%	50%	38%
Insurance In-Force(4)	$235,400	$215,800	$210,200	$188,400		$215,700	$206,400	$215,600	$219,200
Risk In-Force(4),(5)
Flow	$76,100	$69,700	$67,700	$60,700		$69,400	$66,400	$69,100	$70,600
Bulk	6,000	5,500	5,500	5,000		5,700	5,500	6,000	5,700

Total	$82,100	$75,200	$73,200	$65,700		$75,100	$71,900	$75,100	$76,300

	December 31, 2020					September 30, 2020
Risk In-Force by Loan-To-Value Ratio(4),(6)	Total	Flow	Bulk			Total	Flow	Bulk
95.01% and above	$10,322	$10,322	$—			$9,781	$9,781	$—
90.01% to 95.00%	24,144	24,133	11			21,842	21,831	11
80.01% to 90.00%	27,099	27,014	85			24,435	24,354	81
80.00% and below	20,489	14,578	5,911			19,153	13,729	5,424

Total	$82,054	$76,047	$6,007			$75,211	$69,695	$5,516

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $181 million, $168 million, $162 million, $143 million, $162 million, $152 million, $157 million and $157 million as of December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Insured Loans(1)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Insured loans in-force	1,195,907	1,193,072	1,236,657	1,284,120	1,290,216
Insured delinquent loans	6,964	7,422	7,614	7,274	7,221
Insured delinquency rate	0.58%	0.62%	0.62%	0.57%	0.56%

Flow loans in-force	1,099,408	1,096,679	1,137,784	1,183,889	1,189,019
Flow delinquent loans	6,717	7,171	7,380	7,055	7,003
Flow delinquency rate	0.61%	0.65%	0.65%	0.60%	0.59%

Bulk loans in-force	96,499	96,393	98,873	100,231	101,197
Bulk delinquent loans	247	251	234	219	218
Bulk delinquency rate	0.26%	0.26%	0.24%	0.22%	0.22%

Loss Metrics	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Beginning Reserves	$238	$226	$184	$208	$204
Paid claims(2)	(16)	(23)	(22)	(21)	(25)
Increase in reserves	88	26	39	24	22
Impact of changes in foreign exchange rates	21	9	25	(27)	7

Ending Reserves	$331	$238	$226	$184	$208

	December 31, 2020		September 30, 2020		December 31, 2019
State and Territory(1)	Percent of Risk In-Force	Delinquency Rate	Percent of Risk In-Force	Delinquency Rate	Percent of Risk In-Force	Delinquency Rate
New South Wales	28%	0.47%	28%	0.50%	27%	0.42%
Queensland	23	0.70%	23	0.77%	23	0.75%
Victoria	23	0.47%	23	0.49%	23	0.41%
Western Australia	13	0.97%	13	1.04%	13	1.00%
South Australia	6	0.66%	6	0.69%	6	0.65%
Australian Capital Territory	3	0.23%	3	0.25%	3	0.24%
Tasmania	2	0.25%	2	0.24%	2	0.29%
New Zealand	1	0.06%	1	0.05%	2	0.02%
Northern Territory	1	0.80%	1	0.92%	1	0.71%

Total	100%	0.58%	100%	0.62%	100%	0.56%

By Policy Year(1)
2011 and prior	41%	0.57%	41%	0.59%	47%	0.50%
2012	5	0.91%	5	0.99%	5	0.95%
2013	6	0.94%	6	1.06%	6	1.04%
2014	6	1.01%	7	1.08%	7	1.04%
2015	6	0.84%	7	0.83%	7	0.77%
2016	6	0.64%	6	0.68%	6	0.60%
2017	6	0.53%	6	0.52%	7	0.45%
2018	6	0.41%	7	0.41%	7	0.28%
2019	8	0.18%	8	0.17%	8	0.02%
2020	10	0.02%	7	0.01%	—	—%

Total	100%	0.58%	100%	0.62%	100%	0.56%

(1)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$22	$33	$35	$31	$121	$37	$35	$28	$30	$130

Total Paid Claims	$22	$33	$35	$31	$121	$37	$35	$28	$30	$130

Average Paid Claim (in thousands)	$95.9	$99.4	$97.0	$92.7		$99.4	$97.9	$94.1	$94.2

Average Reserve Per Delinquency (in thousands)	$61.7	$44.7	$43.0	$41.3		$41.1	$39.2	$37.8	$38.4

Loss Metrics
Beginning Reserves	$331	$328	$301	$297	$297	$302	$298	$288	$279	$279
Paid claims(1)	(22)	(33)	(35)	(31)	(121)	(37)	(35)	(28)	(30)	(130)
Increase in reserves	121	36	62	35	254	32	39	38	39	148

Ending Reserves	$430	$331	$328	$301	$430	$297	$302	$298	$288	$297

Loan Amount(2),(3)
Over $550K	22%	21%	21%	20%		19%	19%	19%	18%
$400K to $550K	23	23	22	22		22	22	21	21
$250K to $400K	32	33	33	32		33	33	33	34
$100K to $250K	19	19	20	21		21	21	22	22
$100K or Less	4	4	4	5		5	5	5	5

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Loan Size (in thousands)(3)	$256	$252	$246	$240		$238	$236	$235	$233

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$717	$711	$712	$718	$2,858	$722	$717	$713	$709	$2,861
Net investment income	765	726	692	695	2,878	705	722	724	701	2,852
Net investment gains (losses)	121	348	118	(70)	517	23	11	(36)	84	82
Policy fees and other income	157	152	142	144	595	153	152	187	151	643

Total revenues	1,760	1,937	1,664	1,487	6,848	1,603	1,602	1,588	1,645	6,438

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,050	1,221	1,213	1,297	4,781	1,307	1,225	1,211	1,236	4,979
Interest credited	91	95	97	100	383	101	106	106	106	419
Acquisition and operating expenses, net of deferrals	164	158	147	151	620	156	158	142	148	604
Amortization of deferred acquisition costs and intangibles	161	87	83	87	418	150	89	67	66	372
Interest expense	—	—	—	5	5	4	4	4	5	17

Total benefits and expenses	1,466	1,561	1,540	1,640	6,207	1,718	1,582	1,530	1,561	6,391

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	294	376	124	(153)	641	(115)	20	58	84	47
Provision (benefit) for income taxes	70	87	33	(27)	163	(19)	10	19	24	34

INCOME (LOSS) FROM CONTINUING OPERATIONS	224	289	91	(126)	478	(96)	10	39	60	13

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(123)	(348)	(121)	67	(525)	(24)	(14)	35	(86)	(89)
Losses on early extinguishment of debt	—	—	—	4	4	—	—	—	—	—
Expenses related to restructuring	1	—	—	—	1	—	—	(1)	4	3
Taxes on adjustments	27	73	25	(15)	110	5	3	(7)	17	18

ADJUSTED OPERATING INCOME (LOSS)	$129	$14	$(5)	$(70)	$68	$(115)	$(1)	$66	$(5)	$(55)

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(121)	$(348)	$(118)	$70	$(517)	$(23)	$(11)	$36	$(84)	$(82)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	—	(3)	(3)	(8)	(1)	(3)	(1)	(2)	(7)

Net investment (gains) losses, net	$(123)	$(348)	$(121)	$67	$(525)	$(24)	$(14)	$35	$(86)	$(89)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$668	$661	$649	$642	$2,620	$663	$652	$640	$628	$2,583
Net investment income	499	456	422	419	1,796	424	432	428	406	1,690
Net investment gains (losses)	118	347	129	(55)	539	19	28	(15)	80	112
Policy fees and other income	3	2	—	—	5	—	(2)	2	—	—

Total revenues	1,288	1,466	1,200	1,006	4,960	1,106	1,110	1,055	1,114	4,385

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	863	901	876	928	3,568	925	916	896	927	3,664
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	114	108	103	101	426	105	106	93	101	405
Amortization of deferred acquisition costs and intangibles	21	25	21	24	91	25	25	26	25	101
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	998	1,034	1,000	1,053	4,085	1,055	1,047	1,015	1,053	4,170

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	290	432	200	(47)	875	51	63	40	61	215
Provision (benefit) for income taxes	69	99	49	(4)	213	17	19	15	19	70

INCOME (LOSS) FROM CONTINUING OPERATIONS	221	333	151	(43)	662	34	44	25	42	145
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(118)	(347)	(129)	55	(539)	(19)	(28)	15	(80)	(112)
Expenses related to restructuring	1	—	—	—	1	—	—	(1)	2	1
Taxes on adjustments	25	73	26	(11)	113	4	5	(2)	16	23

ADJUSTED OPERATING INCOME (LOSS)	$129	$59	$48	$1	$237	$19	$21	$37	$(20)	$57

RATIOS:
Loss Ratio(1)	65%	71%	69%	78%	71%	76%	76%	74%	81%	77%
Gross Benefits Ratio(2)	129%	136%	135%	145%	136%	140%	140%	140%	148%	142%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$49	$50	$63	$76	$238	$59	$65	$73	$81	$278
Net investment income	131	131	127	130	519	128	133	130	133	524
Net investment gains (losses)	10	4	5	1	20	6	(2)	(3)	10	11
Policy fees and other income	151	148	140	141	580	150	151	182	148	631

Total revenues	341	333	335	348	1,357	343	347	382	372	1,444

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	131	269	289	302	991	335	228	244	242	1,049
Interest credited	55	57	57	59	228	58	60	58	58	234
Acquisition and operating expenses, net of deferrals	38	39	34	39	150	39	40	37	34	150
Amortization of deferred acquisition costs and intangibles	133	52	53	44	282	109	50	28	27	214
Interest expense	—	—	—	5	5	4	4	4	5	17

Total benefits and expenses	357	417	433	449	1,656	545	382	371	366	1,664

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(16)	(84)	(98)	(101)	(299)	(202)	(35)	11	6	(220)
Provision (benefit) for income taxes	(3)	(18)	(21)	(22)	(64)	(43)	(8)	3	1	(47)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(13)	(66)	(77)	(79)	(235)	(159)	(27)	8	5	(173)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(10)	(4)	(5)	(1)	(20)	(6)	2	3	(10)	(11)
Losses on early extinguishment of debt	—	—	—	4	4	—	—	—	—	—
Expenses related to restructuring	—	—	—	—	—	—	—	—	1	1
Taxes on adjustments	3	1	1	(1)	4	1	—	(1)	2	2

ADJUSTED OPERATING INCOME (LOSS)	$(20)	$(69)	$(81)	$(77)	$(247)	$(164)	$(25)	$10	$(2)	$(181)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	135	139	143	146	563	153	157	166	162	638
Net investment gains (losses)	(7)	(3)	(16)	(16)	(42)	(2)	(15)	(18)	(6)	(41)
Policy fees and other income	3	2	2	3	10	3	3	3	3	12

Total revenues	131	138	129	133	531	154	145	151	159	609

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	56	51	48	67	222	47	81	71	67	266
Interest credited	36	38	40	41	155	43	46	48	48	185
Acquisition and operating expenses, net of deferrals	12	11	10	11	44	12	12	12	13	49
Amortization of deferred acquisition costs and intangibles	7	10	9	19	45	16	14	13	14	57
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	111	110	107	138	466	118	153	144	142	557

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	20	28	22	(5)	65	36	(8)	7	17	52
Provision (benefit) for income taxes	4	6	5	(1)	14	7	(1)	1	4	11

INCOME (LOSS) FROM CONTINUING OPERATIONS	16	22	17	(4)	51	29	(7)	6	13	41

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	5	3	13	13	34	1	12	17	4	34
Expenses related to restructuring	—	—	—	—	—	—	—	—	1	1
Taxes on adjustments	(1)	(1)	(2)	(3)	(7)	—	(2)	(4)	(1)	(7)

ADJUSTED OPERATING INCOME	$20	$24	$28	$6	$78	$30	$3	$19	$17	$69

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$7	$3	$16	$16	$42	$2	$15	$18	$6	$41
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	—	(3)	(3)	(8)	(1)	(3)	(1)	(2)	(7)

Net investment (gains) losses, net	$5	$3	$13	$13	$34	$1	$12	$17	$4	$34

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$52	$55	$54	$49	$210	$45	$48	$47	$47	$187
Net investment gains (losses)	30	15	4	(75)	(26)	(12)	(9)	(4)	—	(25)
Policy fees and other income	32	33	32	33	130	35	35	35	35	140

Total revenues	114	103	90	7	314	68	74	78	82	302

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	17	7	4	20	48	5	8	13	1	27
Interest credited	41	42	42	41	166	37	40	40	41	158
Acquisition and operating expenses, net of deferrals	12	12	11	13	48	13	13	13	13	52
Amortization of deferred acquisition costs and intangibles	3	4	(1)	17	23	2	10	4	2	18

Total benefits and expenses	73	65	56	91	285	57	71	70	57	255

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	41	38	34	(84)	29	11	3	8	25	47
Provision (benefit) for income taxes	8	8	6	(18)	4	2	—	1	5	8

INCOME (LOSS) FROM CONTINUING OPERATIONS	33	30	28	(66)	25	9	3	7	20	39

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(25)	(14)	(5)	67	23	10	9	2	—	21
Taxes on adjustments	5	3	1	(14)	(5)	(2)	(2)	—	—	(4)

ADJUSTED OPERATING INCOME (LOSS)	$13	$19	$24	$(13)	$43	$17	$10	$9	$20	$56

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(30)	$(15)	$(4)	$75	$26	$12	$9	$4	$—	$25
Adjustment for DAC and other intangible amortization and certain benefit reserves	5	1	(1)	(8)	(3)	(2)	—	(2)	—	(4)

Net investment (gains) losses, net	$(25)	$(14)	$(5)	$67	$23	$10	$9	$2	$—	$21

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$2	$2	$7	$2	$2	$2	$2	$8
Net investment income	(5)	5	1	6	7	3	2	2	2	9
Net investment gains (losses)	(3)	(10)	(28)	46	5	(8)	5	(7)	(21)	(31)
Policy fees and other income	—	(2)	(1)	1	(2)	(1)	2	—	1	2

Total revenues	(6)	(6)	(26)	55	17	(4)	11	(3)	(16)	(12)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	2	1	4	1	—	1	1	3
Acquisition and operating expenses, net of deferrals	16	6	—	18	40	12	8	13	13	46
Amortization of deferred acquisition costs and intangibles	—	—	1	—	1	2	1	—	—	3
Interest expense	43	41	42	46	172	54	53	54	53	214

Total benefits and expenses	60	47	45	65	217	69	62	68	67	266

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(66)	(53)	(71)	(10)	(200)	(73)	(51)	(71)	(83)	(278)
Provision (benefit) for income taxes	(16)	3	(12)	2	(23)	(16)	(21)	(7)	(9)	(53)

LOSS FROM CONTINUING OPERATIONS	(50)	(56)	(59)	(12)	(177)	(57)	(30)	(64)	(74)	(225)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	3	10	28	(46)	(5)	8	(5)	7	21	31
(Gains) losses on early extinguishment of debt	—	—	(3)	8	5	—	—	—	—	—
Expenses related to restructuring	—	—	1	1	2	—	—	1	—	1
Taxes on adjustments	(1)	(3)	(5)	8	(1)	(1)	—	(1)	(5)	(7)

ADJUSTED OPERATING LOSS	$(48)	$(49)	$(38)	$(41)	$(176)	$(50)	$(35)	$(57)	$(58)	$(200)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Investments Summary

(amounts in millions)

		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$36,698	46%	$35,637	44%	$35,802	45%	$33,056	46%	$33,684	45%
	Private fixed maturity securities	14,771	18	14,444	18	13,952	18	12,736	17	13,384	18
	Residential mortgage-backed securities(1)	1,900	2	2,042	3	2,151	3	2,243	3	2,232	3
	Commercial mortgage-backed securities	2,955	4	2,957	4	2,952	4	2,963	4	3,006	4
	Other asset-backed securities	3,301	4	3,241	4	2,921	4	3,061	4	3,257	4
	State and political subdivisions	3,170	4	3,115	4	2,998	4	2,864	4	2,747	4
	Non-investment grade fixed maturity securities	2,995	4	2,980	4	2,768	4	2,128	3	2,029	3
	Equity securities:
	Common stocks and mutual funds	386	1	529	1	104	—	91	—	105	—
	Preferred stocks	90	—	100	—	102	—	97	—	134	—
	Commercial mortgage loans, net	6,743	9	6,880	8	6,917	9	6,915	10	6,963	9
	Policy loans	1,978	2	2,153	3	2,182	3	2,052	3	2,058	3
	Cash, cash equivalents, restricted cash and short-term investments	2,839	3	3,054	4	2,809	3	2,696	3	3,601	5
	Securities lending	67	—	75	—	59	—	58	—	51	—
Other invested assets:	Limited partnerships	1,049	1	844	1	764	1	671	1	634	1
	Derivatives:
	Interest rate swaps	468	1	708	1	939	1	1,002	1	197	—
	Foreign currency swaps	1	—	10	—	17	—	21	—	4	—
	Equity index options	63	—	67	—	66	—	62	—	81	—
	Other foreign currency contracts	55	—	19	—	2	—	16	—	8	—
	Other	367	1	405	1	414	1	422	1	397	1

	Total invested assets and cash	$79,896	100%	$79,260	100%	$77,919	100%	$73,154	100%	$74,572	100%

	Public Fixed Maturity Securities - Credit Quality:
NRSRO(2) Designation
	AAA	$9,488	21%	$9,732	22%	$10,805	25%	$11,025	27%	$10,160	24%
	AA	3,983	9	3,788	8	3,636	8	3,554	8	3,536	8
	A	12,080	26	12,094	27	11,970	27	11,268	27	12,315	29
	BBB	18,551	40	17,497	39	16,780	37	14,807	35	15,041	36
	BB	1,641	4	1,616	4	1,506	3	1,139	3	1,040	3
	B	74	—	71	—	73	—	50	—	44	—
	CCC and lower	6	—	42	—	24	—	21	—	26	—

	Total public fixed maturity securities	$45,823	100%	$44,840	100%	$44,794	100%	$41,864	100%	$42,162	100%

	Private Fixed Maturity Securities - Credit Quality:
NRSRO(2) Designation
	AAA	$1,666	8%	$1,610	8%	$1,526	8%	$1,382	8%	$1,536	8%
	AA	2,422	12	2,342	12	2,209	12	2,090	12	2,235	12
	A	5,626	28	5,522	28	5,320	28	4,914	28	5,182	29
	BBB	8,979	46	8,851	46	8,530	46	7,883	46	8,305	46
	BB	1,043	5	1,054	5	994	5	819	5	844	5
	B	219	1	183	1	160	1	98	1	73	—
	CCC and lower	12	—	14	—	11	—	1	—	2	—

	Total private fixed maturity securities	$19,967	100%	$19,576	100%	$18,750	100%	$17,187	100%	$18,177	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,805	7%	$4,792	7%	$5,602	9%	$5,771	10%	$5,025	8%
State and political subdivisions	3,170	5	3,115	5	2,998	5	2,864	5	2,747	5
Foreign government	1,559	2	1,395	2	1,542	2	1,201	2	1,350	2
U.S. corporate	36,114	55	35,234	55	34,395	54	31,077	52	32,111	54
Foreign corporate	11,914	18	11,543	18	10,885	17	9,799	17	10,525	17
Residential mortgage-backed securities	1,909	3	2,075	3	2,184	3	2,273	4	2,270	4
Commercial mortgage-backed securities	2,974	5	2,976	5	2,970	5	2,981	5	3,026	5
Other asset-backed securities	3,345	5	3,286	5	2,968	5	3,085	5	3,285	5

Total fixed maturity securities	$65,790	100%	$64,416	100%	$63,544	100%	$59,051	100%	$60,339	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$11,692	24%	$11,064	24%	$10,611	23%	$9,523	23%	$9,881	23%
Utilities	6,098	13	6,057	13	6,052	13	5,555	14	5,743	14
Energy	3,529	7	3,372	7	3,193	7	2,799	7	3,699	9
Consumer - non-cyclical	7,060	15	6,954	15	6,836	15	6,163	15	6,247	15
Consumer - cyclical	2,027	4	2,131	5	2,076	5	1,856	4	1,937	5
Capital goods	3,481	7	3,531	7	3,511	8	3,076	8	3,161	7
Industrial	2,396	5	2,279	5	2,210	5	2,063	5	2,201	5
Technology and communications	4,673	10	4,331	9	4,221	9	3,966	10	3,966	9
Transportation	2,094	4	2,173	5	2,151	5	2,047	5	2,127	5
Other	2,143	5	2,086	4	1,847	4	1,855	4	1,839	4

Subtotal	45,193	94	43,978	94	42,708	94	38,903	95	40,801	96

Non-Investment Grade:
Finance and insurance	276	1	289	1	258	1	211	1	212	1
Utilities	97	—	95	—	97	—	77	—	83	—
Energy	769	2	741	2	676	1	391	1	319	1
Consumer - non-cyclical	234	—	220	—	218	1	196	1	138	—
Consumer - cyclical	376	1	349	1	297	1	225	1	220	1
Capital goods	136	—	152	—	130	—	149	—	155	—
Industrial	340	1	340	1	288	1	193	—	183	—
Technology and communications	465	1	452	1	437	1	418	1	417	1
Transportation	17	—	56	—	49	—	29	—	8	—
Other	125	—	105	—	122	—	84	—	100	—

Subtotal	2,835	6	2,799	6	2,572	6	1,973	5	1,835	4

Total	$48,028	100%	$46,777	100%	$45,280	100%	$40,876	100%	$42,636	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,447	2%	$1,499	2%	$1,517	2%	$1,421	2%	$1,434	2%
Due after one year through five years	10,586	16	10,265	16	10,054	16	8,949	15	9,381	16
Due after five years through ten years	15,177	23	14,863	23	14,478	23	12,642	21	12,296	20
Due after ten years	30,352	46	29,452	46	29,373	46	27,700	48	28,647	48

Subtotal	57,562	87	56,079	87	55,422	87	50,712	86	51,758	86
Mortgage and asset-backed securities	8,228	13	8,337	13	8,122	13	8,339	14	8,581	14

Total fixed maturity securities	$65,790	100%	$64,416	100%	$63,544	100%	$59,051	100%	$60,339	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$625	$632	$601	$622	$2,480	$616	$631	$634	$613	$2,494
Fixed maturity securities - non-taxable	1	2	1	2	6	2	2	2	2	8
Equity securities	6	3	2	2	13	3	4	5	4	16
Commercial mortgage loans	94	82	84	85	345	94	87	85	82	348
Other invested assets	65	57	52	49	223	50	49	47	44	190
Limited partnerships	38	22	14	(2)	72	4	13	12	15	44
Policy loans	50	51	49	49	199	42	47	45	46	180
Cash, cash equivalents, restricted cash and short-term investments	—	2	4	11	17	9	8	11	11	39

Gross investment income before expenses and fees	879	851	807	818	3,355	820	841	841	817	3,319
Expenses and fees	(25)	(24)	(21)	(25)	(95)	(26)	(25)	(25)	(23)	(99)

Net investment income	$854	$827	$786	$793	$3,260	$794	$816	$816	$794	$3,220

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.6%	4.4%	4.6%	4.5%	4.6%	4.7%	4.7%	4.6%	4.6%
Fixed maturity securities - non-taxable	3.1%	6.2%	2.6%	5.2%	4.3%	6.0%	6.1%	6.1%	6.1%	6.1%
Equity securities	4.3%	2.9%	4.1%	3.8%	3.7%	5.0%	6.4%	7.8%	6.1%	6.3%
Commercial mortgage loans	5.5%	4.8%	4.9%	4.9%	5.0%	5.4%	5.0%	4.9%	4.8%	5.0%
Other invested assets(1)	67.4%	55.7%	49.8%	47.8%	55.6%	52.2%	54.0%	56.1%	65.7%	57.2%
Limited partnerships(2)	16.1%	10.9%	7.8%	(1.2)%	9.1%	2.7%	9.7%	9.9%	13.8%	8.5%
Policy loans	9.7%	9.4%	9.3%	9.5%	9.5%	8.1%	9.1%	8.8%	9.5%	8.9%
Cash, cash equivalents, restricted cash and short-term investments	—%	0.3%	0.6%	1.4%	0.6%	1.3%	1.7%	2.2%	2.1%	1.7%

Gross investment income before expenses and fees	5.1%	5.0%	4.8%	4.9%	4.9%	4.9%	5.1%	5.1%	5.0%	5.0%
Expenses and fees	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.1)%

Net investment income	4.9%	4.8%	4.7%	4.7%	4.8%	4.7%	4.9%	5.0%	4.8%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 43 herein for average invested assets and cash used in the yield calculation.

(1)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.
(2)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2020					2019
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$7	$2	$2	$2	$13	$(2)	$11	$(16)	$30	$23
U.S. government, agencies and government-sponsored enterprises	—	316	94	—	410	—	—	2	33	35
Foreign corporate	5	1	4	—	10	1	1	(1)	(1)	—
Foreign government	—	12	10	5	27	4	2	2	—	8
Tax exempt	1	—	—	—	1	—	—	—	—	—
Mortgage-backed securities	11	—	4	—	15	—	1	1	(2)	—
Asset-backed securities	(1)	—	(2)	—	(3)	—	—	—	(1)	(1)
Foreign exchange	(2)	(1)	2	6	5	2	1	1	(1)	3

Total net realized gains (losses) on available-for-sale securities	21	330	114	13	478	5	16	(11)	58	68

Impairments:
Bank loans	—	—	—	—	—	(1)	—	—	—	(1)

Total impairments	—	—	—	—	—	(1)	—	—	—	(1)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	2	(7)	—	(5)	—	—	—	—	—
Write-down of available-for-sale fixed maturity securities	—	(4)	—	—	(4)	—	—	—	—	—
Net realized gains (losses) on equity securities sold	2	(3)	—	—	(1)	—	6	—	3	9
Net unrealized gains (losses) on equity securities still held	9	3	9	(19)	2	1	(4)	5	12	14
Limited partnerships	84	31	37	(40)	112	19	6	(11)	15	29
Commercial mortgage loans	—	(3)	1	—	(2)	(1)	(1)	1	(1)	(2)
Derivative instruments	56	22	10	(105)	(17)	(1)	(29)	(30)	(12)	(72)
Other	4	(3)	(5)	(1)	(5)	1	4	—	—	5

Net investment gains (losses), gross	176	375	159	(152)	558	23	(2)	(46)	75	50
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(1)	4	11	11	3	3	3	2	11
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(13)	(12)	(32)	26	(31)	(9)	4	—	(6)	(11)

Net investment gains (losses), net	$160	$362	$131	$(115)	$538	$17	$5	$(43)	$71	$50

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$178	$(106)	$(506)	$103	$343
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,618	$10,592	$10,618	$10,695	$10,650
U.S. GAAP Basis ROE(1)/(2)	1.7%	(1.0)%	(4.8)%	1.0%	3.2%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$317	$168	$159	$358	$420
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,618	$10,592	$10,618	$10,695	$10,650
Operating ROE(1)/(2)	3.0%	1.6%	1.5%	3.3%	3.9%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$267	$418	$(441)	$(66)	$(17)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,754	$10,625	$10,415	$10,693	$10,759
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	9.9%	15.7%	(16.9)%	(2.5)%	(0.6)%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$173	$132	$(21)	$33	$24
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,754	$10,625	$10,415	$10,693	$10,759
Annualized Operating Quarterly Basis ROE(3)/(4)	6.4%	5.0%	(0.8)%	1.2%	0.9%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Reconciliation of Reported Yield to Core Yield

		2020					2019
	(Assets - amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$79.9	$79.3	$77.9	$73.2	$79.9	$74.6	$73.9	$72.0	$69.5	$74.6
	Subtract:
	Securities lending	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
	Unrealized gains (losses)	10.7	10.0	9.7	6.0	10.7	6.9	7.5	5.7	3.7	6.9

	Adjusted end of period invested assets and cash	$69.1	$69.2	$68.1	$67.1	$69.1	$67.6	$66.3	$66.2	$65.7	$67.6

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$69.2	$68.7	$67.6	$67.3	$68.2	$66.9	$66.2	$66.0	$65.7	$66.3

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$854	$827	$786	$793	$3,260	$794	$816	$816	$794	$3,220
	Subtract:
	Bond calls and commercial mortgage loan prepayments	40	23	8	16	87	23	13	7	6	49
	Other non-core items(1)	6	6	2	7	21	(2)	8	7	2	15

(C)	Core Net Investment Income	$808	$798	$776	$770	$3,152	$773	$795	$802	$786	$3,156

(B) / (A)	Reported Yield	4.94%	4.82%	4.65%	4.71%	4.78%	4.74%	4.93%	4.95%	4.83%	4.86%
(C) / (A)	Core Yield	4.67%	4.65%	4.59%	4.57%	4.62%	4.62%	4.80%	4.86%	4.79%	4.76%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

Financial Strength Ratings As Of February 12, 2021

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Baa3 (Adequate)	N/A
Genworth Financial Mortgage Insurance Pty Limited (Australia)(1)	A (Strong)	N/A	N/A
Genworth Life Insurance Company	N/A	N/A	C++ (Marginal)
Genworth Life and Annuity Insurance Company	N/A	N/A	B (Fair)
Genworth Life Insurance Company of New York	N/A	N/A	C++ (Marginal)

The S&P, Moody’s, A.M. Best, HR Ratings and Fitch Rating Service (Fitch) ratings included herewith represent those solicited by the company and are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “A” (Strong) has strong financial security characteristics that outweigh any vulnerabilities and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong) or “BB” (Marginal) have strong or marginal financial security characteristics, respectively. The “A” and “BB” ranges are the third- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A” and “BB+” ratings are the sixth- and eleventh-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “Baa” (Adequate) range is the fourth-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa3” rating is the tenth-highest of Moody’s 21 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have, in its opinion, a marginal ability to meet their ongoing insurance obligations. The “B” (Fair) and “C++” (Marginal) ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A” rating is the sixth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis. The company does not provide information to agencies issuing unsolicited ratings and cannot ensure that any agencies that rate the company or its insurance subsidiaries on an unsolicited basis will continue to do so.

(1)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A” by Fitch.